Exhibit 99.1
The FirstMerit Opportunity November 2, 2010

Strong Platform Organizational enhancements Improved credit Solid capital position Franchise Positioned for Organic Growth Market leadership in core markets Opportunity to expand the franchise Focused on Shareholder Returns The FirstMerit Opportunity 2

FirstMerit Overview Headquarters: Akron, Ohio Employees (FTE): 3,093 Founded: 1845 Assets: $14.4 Billion* 4th largest Ohio bank/ 37th largest U.S. bank Market Capitalization: $2.0 Billion * * 4th largest Ohio bank/ 34th largest U.S. bank Ticker: FMER (NASDAQ) Source: SNL Financial *Total Assets as of 9/30/10 * * Market Capitalization as of 10/25/10 3

Chicago Expansion 4

Positioning FirstMerit's Franchise for Long Term Growth Chicago - provides dense population and positive growth demographics 3rd largest MSA in U.S. Favorable competitive dynamics in the small business and middle market banking areas Senior FirstMerit executives have extensive market knowledge Follow-on acquisition opportunities exist in greater Chicago 5

Assets: $415 mm Deposits: $1.2 bn Branches: 24 February 2010 Assets: $420 mm Deposits: $393 mm Branches: 4 February 2010 Assets: $3.0 bn Deposits: $2.3 bn Branches: 26 May 2010 Premium Paid to Total Deposits FirstMerit - Chicago Acquisitions (1) 2.2% Chicago Branch Transactions (2) 8.0% Chicago Bank and Thrift Transactions (3) 18.8% Source: SNL Financial. (1) Represents the net premium paid by FirstMerit for its three Chicago area acquisitions. (2) Average of 4 branch transactions in the Chicago MSA since 9/30/04. (3) Average of 40 bank and thrift transactions in the Chicago MSA since 9/30/04 (excludes jumbo deposits). Building a Strategic Franchise in Chicago Attractively priced strategic franchise 6

Midwest Bank and Trust Transaction Overview Together with First Bank and George Washington creates scale footprint to serve Chicago market Attractive and complementary branch footprint Increases FirstMerit's deposit market share ranking from #28 to #14 Provides further operating leverage to FirstMerit's super-community bank strategy Expands commercial lending capabilities Enhances already strong middle market commercial lending team Favorable competitive dynamics remain Financially compelling Immediately accretive to EPS Transaction IRR well in excess of FirstMerit's hurdle rates Projected operating expenses based on conservative, bottom-up analysis One-time merger and integration costs of $7 million (pre-tax) Low risk transaction FDIC loss sharing provision provides protection Midwest Bank and Trust loan quality superior to other FDIC-assisted transactions 7

Midwest Bank and Trust Franchise Overview Midwest Bank and Trust was established in 1959 Provides a focused Chicago branch footprint A well respected interim management team that led restructuring efforts Retained customer relationships through a difficult business cycle Approximately 50% of Midwest Bank and Trust's HoldCo tangible capital in 2008 was written-off due to losses in Fannie and Freddie preferred stock investments Loan quality better than other FDIC-assisted transactions High scarcity value Highly competitive auction process Limited near term FDIC-assisted deals of size 8

Paul Greig, CEO Bill Richgels, CCO Peter Gillespie, Regional President Chicago market experience Years JPMorgan Chase / Bank One / First Chicago NBD American National Bank FNW Bancorp First Midwest Bank Continental Illinois National Bank First Bank JPMorgan Chase / Bank One / First Chicago NBD American National Bank NBD 28 years 24 years 20 years Experienced Leadership Team with Chicago Roots Charter One Bank JPMorgan Chase / Bank One / First Chicago NBD American National Bank 9

Senior FirstMerit executives have extensive market knowledge Successful conversion completed in early October Seamless conversion of three franchises in 2010 Conversion of Midwest Bank and Trust follows completion of George Washington Savings Bank and First Bank branch acquisitions Smooth transition from announcement to conversion Midwest Bank and Trust opened for business as usual on Saturday FirstMerit ambassadors in each branch to ensure smooth transition Dedicated team executed integration process Branch integration Product and sales management Credit risk management Information technology Successful Integration 10

Financial Performance 11

12 History of Superior Performance... Financial Performance 2008 2008 FirstMerit Peers Net Interest Margin 3.72% 3.62% Efficiency Ratio 58.78% 59.41% Net Charge-Offs/ Average Loans 0.68% 0.98% ROAA 1.13% 0.07% ROAE 12.76% 1.61% 2009 2009 FirstMerit Peers 3.58% 3.51% 62.95% 61.79% 1.22% 2.00% 0.76% -0.85% 8.09% -7.13% Source: SNL Financial Peer Group Includes: Huntington, Associated, Fulton Financial, TCF Financial, Citizens Banking, Park National, First Commonwealth Financial, Old National, MB Financial and FNB Relative to Peers

13 ....Continues in 2010 Financial Performance YTD 2010* YTD 2010* FirstMerit Peers 3.90% 3.69% 64.45% 61.04% 1.23% 2.15% 0.77% 0.28% 8.14% 2.82% Source: SNL Financial Peer Group Includes: Huntington, Associated, Fulton Financial, TCF Financial, Citizens Banking, Park National, First Commonwealth Financial, Old National, MB Financial and FNB *includes 6/30/10 for peers who have not reported 3Q10 results as of 10/31/10 Relative to Peers 2009 2009 FirstMerit Peers Net Interest Margin 3.58% 3.51% Efficiency Ratio 62.95% 61.79 % Net Charge-Offs/ Average Loans 1.22% 2.00% ROAA 0.76% -0.85% ROAE 8.09% -7.13%

14 Primary Focus of Entire Management Team and Organization Align Incentives Completed Comprehensive Internal and External Review of Portfolio Implementing Initiatives for Ongoing Credit Improvement Active Internal Focus on Credit Quality Hired Chief Credit Officer Actions to Sustain Improved Performance Credit Quality Initiatives Net charge-offs Lead to Superior Credit Quality Source: SNL Financial Peer Group Includes: Huntington, Associated, Fulton Financial, TCF Financial, Citizens Banking, Park National, First Commonwealth Financial, Old National, MB Financial and FNB *includes 6/30/10 for peers who have not reported 3Q10 results as of 10/31/10

15 Quarter-end FMER 9/30/10 Peers' 9/30/10 Nonperforming Assets/ Loans + Other Real Estate Allowance for Credit Losses/ Nonperforming Loans 1.70% 111% 5.23% 67% Net Charge-off Ratio 1.17% 2.25% Balance Sheet Strength Source: SNL Financial Peer Group Includes: Huntington, Associated, Fulton Financial, TCF Financial, Citizens Banking, Park National, First Commonwealth Financial, Old National, MB Financial and FNB *includes 6/30/10 for peers who have not reported 3Q10 results as of 10/31/10

16 Margin Historical Performance The margin has remained fairly constant throughout interest rate cycle Margin Stability

The FirstMerit Growth Opportunity

18 FirstMerit Value Proposition Local delivery of relationship banking Regional structure supports close client relationship Institutionalization of key relationships with regional CEOs Local decision making Access to decision makers/senior management Credit authority appropriate to regions Enables prompt response on credit decisions Strong sales and service orientation Motivated and empowered bankers Consultative, agile and efficient approach to banking Product parity with larger bank competitors Deep community involvement Local advisory boards

19 Strong Management Experience (avg. 25 yrs) Diverse Customer Base Strong Customer Service Model Strong Deposit Gathering Abilities $6.0bn Loan Portfolio High ROE Small Business Banking Unit Middle Market, Business Banking, CRE, Asset Based Lending, Public Funds, Oil and Gas, Card Services- Merchant, Capital Markets, Treasury Management, Skilled Care, Dealer Services, SBA Commercial Banking: Superior Service Model Service Awards and Ratings Overview Awarded "Outstanding" rating for performance under the Community Reinvestment Act January, 2010

20 Concentrated branch network 207 branches in Ohio, Western Pa. and Chicago #1 Market Share in Akron #2 Market Share in Canton Customer Service Culture Full Suite of Traditional Retail Banking Products Profitable Merchant, Debit and Credit Card Businesses Innovative Product Launches Providing Strong Results Reality Checking Reality Savings Overview Committed to Superior Customer Service Consumer Banking: Broad Services and Customer Satisfaction Awarded highest customer satisfaction in Ohio by JD Power & Associates in 2010 4th consecutive year #1 in Ohio

21 Strong Complement with Owner- Managed Business High ROE Business Assets under management and administration: $5.2bn Loans: $252mm Deposits: $568mm Expansive Product Suite Investment management Estate and succession planning Private banking (credit/deposit services) Trust services Financial and tax planning Insurance services Brokerage services Employee benefits (401-k, Pension) Wealth Management: Comprehensive Array of Services Cross-Selling Initiatives with Commercial / Consumer Banking Strong customer retention tool Focused on capturing customer liquidity events Wealth Penetration Overview % of commercial customers using wealth management services

22 Strong platform Organizational enhancements Improved credit Solid capital position Franchise positioned for organic growth Market leadership in core markets Opportunity to expand the franchise Focused on Shareholder Returns The FirstMerit Opportunity